John Hancock Income Securities Trust
John Hancock Investors Trust




                                POWER OF ATTORNEY
                                -----------------

     The undersigned Trustee of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint SUSAN S. NEWTON and AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Form 3, Form 4 or Form 5 filed by me under Section 16 of Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to transactions in shares of the Trust to hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Form 3, Form 4 or Form 5 and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 19TH day of November, 2002.


/s/Maureen R. Ford                              /s/Dennis S. Aronowitz
-----------------------------                   -----------------------------
Maureen R. Ford, as Chairman and                Dennis S. Aronowitz
Chief Executive Officer


/s/Richard P. Chapman, Jr.                      /s/William J. Cosgrove
-----------------------------                   -----------------------------
Richard P. Chapman, Jr.                         William J. Cosgrove


/s/John M. DeCiccio                             /s/Richard A. Farrell
-----------------------------                   -----------------------------
John M. DeCiccio, as Trustee                    Richard A. Farrell


/s/Gail D. Fosler                               /s/William F. Glavin
-----------------------------                   -----------------------------
Gail D. Fosler                                  William F. Glavin


/s/Patti McGill Peterson                        /s/John A. Moore
-----------------------------                   -----------------------------
Patti McGill Peterson                           John A. Moore



/s/John W. Pratt
-----------------------------
John W. Pratt



S:\Corporate Secretary\GENERAL\PRWATTN\02closed-endForm 4Income&Investors.doc

S:\Corporate   Secretary\GENERAL\PRWATTN\02closed-endForm  3,  Form  4  or  Form
5Income&Investors.doc